UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 28, 2013, BGC Partners, Inc. (“BGC Partners,” “BGC,” or the “Company”) completed the sale (the “Transaction”) of certain assets to NASDAQ OMX Group, Inc. (“NASDAQ OMX”). The Transaction occurred pursuant to a Purchase Agreement, dated as of April 1, 2013 by and among the Company and certain affiliates (collectively, the “Sellers”) and NASDAQ OMX.

At the closing, NASDAQ OMX purchased certain assets and assumed certain liabilities from the Sellers and their affiliates, including the eSpeed brand name and various assets comprising the fully electronic portion of BGC’s benchmark on-the-run U.S. Treasury brokerage, market data and co-location service businesses for cash consideration of $750 million paid at closing, plus $484 million in NASDAQ OMX common stock payable ratably in each of the 15 years following the closing date in which the consolidated gross revenue of NASDAQ OMX is equal to or greater than $25 million. Assuming all such targets are met, the maximum aggregate number of shares of NASDAQ OMX stock to be issued will be 14,883,705 shares.

Cantor Fitzgerald & Co. served as financial advisor to the Sellers and, upon the closing, received a fee based on 0.6% of the total consideration.

On July 1, 2013, BGC Partners issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Discussion of Forward-Looking Statements by BGC Partners

Statements in this report regarding BGC Partners that are not historical facts are forward-looking statements that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual events and results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the risk factors set forth in its public filings, including its most recent Form 10-K and any updates to such risk factors contained in subsequent Form 10-Q or Form 8-K filings. These risks include those related to the possibility that any of the anticipated benefits of the Transaction will not be realized; the effect of the Transaction on BGC’s business relationships, operating results and business generally; general competitive, economic, political and market conditions and fluctuations; and actions taken or conditions imposed by regulatory authorities.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the SEC on May 24, 2013.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release announcing the closing of the Transaction, issued July 1, 2013

99.2	Unaudited pro forma condensed consolidated financial information:

•        Unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2013. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the SEC on May 24, 2013.)

•        Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2012 and for the three months ended March 31, 2013. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the SEC on May 24, 2013.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: July 1, 2013	By:	/S/ HOWARD W. LUTNICK
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, filed July 1, 2013, with respect to the closing of the Transaction with The NASDAQ OMX Group, Inc.]

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing the closing of the Transaction, issued July 1, 2013

99.2	Unaudited pro forma condensed consolidated financial information:

•        Unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2013. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the SEC on May 24, 2013.)

•        Unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2012 and for the three months ended March 31, 2013. (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the SEC on May 24, 2013.)